THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund invests substantially all of its assets in equity securities of non-financial Japanese companies whose securities are traded on the First Section of the Tokyo Stock Exchange ("TSE").

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the non-financial services sectors of the Tokyo Stock Price Index (TOPIX), a composite market-capitalization weighted index of all common stocks listed on the First Section of the TSE. Daiwa International Capital Management Corp. is the Fund's Investment Manager. The Fund utilizes a statistical and optimization stock selection process, known as the Daiwa Portfolio Optimization System ("DPOS"), developed by the Global Portfolio Research Department of Daiwa Securities Trust Company ("DSTC"), the Fund's Investment Adviser. DSTC believes that, by using DPOS, it is able to identify undervalued securities of non-financial services companies. From time to time, DSTC may make refinements to its DPOS model, which may result in changes to its investment parameters.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries may be directed to the Fund at (800) 852-4750 or (302) 791-2748, or to DSTC at (800) 933-3440 or (201) 915-3020.
Inquiries concerning your share account should be directed to the Fund at either
(800) 852-4750 or (302) 791-2748. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through PFPC Inc.* (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 852-4750 or (302) 791-2748, or by writing The Japan Equity Fund, Inc., c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899.

------------------------
* The Fund's former Plan Agent, PNC Bank, National Association, has assigned its rights and duties as Plan Agent to PFPC Inc., its wholly-owned, indirect subsidiary, effective December 31, 1998.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

    A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your nominee. If you withdraw, you or your nominee will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the annual purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                December 1, 1998
DEAR SHAREHOLDERS:

    It is our pleasure, on behalf of The Board of Directors, to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1998.

BACKGROUND

    The objective of the Fund is to outperform its benchmark, which is the Tokyo Stock Price Index ("TOPIX") excluding its financial stocks (the "Benchmark"). The TOPIX includes approximately 1,300 stocks traded on the First Section of the Tokyo Stock Exchange ("TSE") weighted by their market value. The way in which the Fund seeks to meet its objective is to examine certain fundamental characteristics of every non-financial stock in the First Section of the TSE. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. The various fundamental characteristics are weighted by a method, known as the Daiwa Portfolio Optimization System ("DPOS"), which has been developed by Daiwa Securities Trust Company, the Fund's Investment Adviser. In this manner, the Fund seeks to identify currently undervalued stocks.

PERFORMANCE OF THE JAPANESE STOCK MARKET

    The Nikkei 225 Average closed at 13,564 on October 30, 1998, a decrease of 17.59% (in Yen terms) over the last twelve months, and a decrease of 13.28% since April 30, 1998. In August, the market temporarily declined below 13,000 but moved within the 13,000 - 15,000 range during October 1998. A large part of the market decline was attributed to Japan's stagnant domestic economy and unstable financial system. The real Gross Domestic Product (GDP) growth rate for the fiscal year 1997 was -0.7%. The figures for FY'98 and FY'99 are currently expected to be a decline of 2% or less and 1%, respectively. Although a fiscal economic package of 16.6 trillion Yen was announced in April 1998, consumer confidence and the corporate stance on capital expenditures did not seem to improve.

    Fears of a global recession exaggerated the Japanese market decline. Starting with the devaluation of the Thai Baht on July 2, 1997, the contagion finally reached the U.S. market via the Asian economic troubles (from July 1997 through 1998), devaluation of the Russian Ruble (August 1998) and economic turmoil in Latin America (September 1998). On the global front, the unwinding of carry-trades by large hedge fund operations like Long Term Capital Management, Tiger Management, etc. caused the Yen's rapid appreciation and the collapse of Japanese high technology stocks. Because high-tech stocks had been stable until then, with good earnings thanks to the growing U.S. and European economies, they immediately suffered from the global turmoil.

    The global market has stabilized somewhat starting with the easing of monetary policy by the U.S. Federal Reserve. In Japan, some financially related laws were legislated by the Diet and bad-loan problems in the banking sector seem to be gradually improving. Over the next 4 to 6 months, the Fund's management expect the market to trade in a range between 13,000 - 15,000 and then shift to a growth stage when the financial and economic situation improves.

FUND PERFORMANCE

    As of October 31, 1998, the Fund's net assets were approximately U.S. $65.8 million, which represents a net asset value of U.S. $6.08 per-share. The time-weighted return on the Fund's net assets was -13.02% since the Fund's previous fiscal year-end on October 31, 1997. Over the same annual period, the Benchmark (the TOPIX less its financial firms component) return was -13.07%, as measured in U.S. Dollars.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The change in net asset value in U.S. Dollars depends on several factors; among them: (1) the percentage change in the Benchmark during the period; (2) the over- or under-performance of the Fund's portfolio, after expenses, relative to the Benchmark; (3) the change in the Japanese Yen/U.S. Dollar exchange rate; and (4) dividends paid by the Fund during the measurement period.

    The investment process of the Fund, utilizing DPOS, may be divided into two parts. One part consists of calculations for estimating the "expected" return on any security, given its earnings, book value, dividend yield, stock price and the like. The other part constitutes risk control procedures for reducing tracking error relative to the Benchmark. These risk control procedures include "constraints" on certain characteristics of the Fund's portfolio, such as constraints on sector holdings, so that the portfolio's characteristics do not differ significantly from those of the Benchmark. The risk control procedures also include a computation, which finds the combination of securities with minimum historical tracking error among portfolios which meet certain constraint, expected return and low turnover criteria.

    It is important to emphasize again that it is not an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On October 31, 1998, the proportion of the Fund's net assets invested in non-financial Japanese equities listed on the First Section of the TSE was 98.8%, while short-term investments and other net assets represented 1.2%.

    Using the close of July 24, 1992 (the date upon which the Fund commenced operations) as the performance measurement starting point of 100, by the end of October 1998, the Benchmark as measured in Yen equaled 93.36, whereas the Fund's portfolio for that same period equaled 89.37 in Yen (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in Yen terms, the Fund under-performed its Benchmark by
3.99 percentage points from its commencement through October 31, 1998.

    At the end of October 1998, the Benchmark, as measured in U.S. Dollars, equaled 102.06, whereas the value of the Fund's portfolio equaled 97.69 in U.S. Dollars (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in U.S. Dollar terms, the Fund under-performed its Benchmark by 4.37 percentage points from its commencement through October 31, 1998. The difference between Yen and Dollar performance reflects an unfavorable change for the Fund in the exchange rate from Y126.90 per Dollar on July 24, 1992 to Y116.09 per Dollar on October 31, 1998.

    The invested position of the Fund's assets consisted of common stocks of companies operating in 23 different industries. At October 31, 1998 the Fund had relatively large weightings in Electric Appliances (14.93% of net assets), Transportation Equipment (10.69%), Chemicals (8.96%), Electric Power & Gas (8.13%), and Pharmaceuticals (7.97%).

    During the Fund's fiscal year ended October 31, 1998, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $5 1/4 per share on August 31, 1998 to a high of $8 1/4 on February 13, 1998. The Fund's NYSE market price closed at $6 7/8 per share on October 30, 1998.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the Fund's fiscal year ended October 31, 1998 ranged from a premium of 32.07% on July 3, 1998 to a discount of 0.13% on September 4, 1998, and ended the fiscal year at a premium of 13.08%.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. The Fund does not itself own or directly use any computers in conducting its business. Instead it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Fund. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000. The Fund's Board of Directors has adopted a Year 2000 plan which involves: (1) collecting information regarding the Year 2000 preparations of its service providers through a questionnaire prepared and distributed by the Fund's management, (2) assessing the information provided by the service providers, and (3) if necessary, adopting measures to replace service providers who fail to indicate that they will become Year 2000 compliant on a timely basis. As of December 3, 1998, the Fund had been advised by each of its service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. Based on the information, management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations; however, management of the Fund will continue to monitor the situation. In addition, however, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Dr. Harry Markowitz, winner of the 1990 Nobel Prize in Economic Sciences, is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund's portfolio. Dr. Markowitz has been the Director of Research with Daiwa Securities Trust Company since 1990; Marvin Speiser Distinguished Professor of Finance and Economics, Baruch College (currently, Distinguished Professor, Emeritus) 1982-1993; and Research Director with Brignoli Models, Inc. from 1984 to 1989.

    We welcome your participation in The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

        [SIGNATURE]           [SIGNATURE]
HIDEAKI MATSUURA              HARRY M. MARKOWITZ
CHAIRMAN OF THE BOARD         PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--98.81%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
CHEMICALS--8.96%
   247,000  Daicel Chemical Ind., Ltd. ........  $    557,471
    47,000  Fuji Photo Film Co., Ltd. .........     1,728,819
   107,000  Gun-ei Chemical Industry Co.,
             Ltd. .............................       161,304
    33,000  Kansai Paint Co., Ltd. ............        75,333
   281,000  Konica Corporation.................     1,215,161
   220,000  Mitsui Chemicals Inc. .............       686,049
   252,000  Nippon Kayaku Co., Ltd. ...........     1,254,736
    46,000  Nippon Synthetic Chemical Industry
             Co., Ltd. ........................        99,858
    12,000  Tenma Corporation..................       111,642
                                                 ------------
                                                    5,890,373
                                                 ------------
COMMUNICATION--3.52%
        96  NTT Corporation....................       754,206
        43  NTT Mobile Communication Network
             Inc. .............................     1,559,461
                                                 ------------
                                                    2,313,667
                                                 ------------
CONSTRUCTION--3.08%
    25,000  Maeda Road Construction Co.,
             Ltd. .............................       161,089
   167,000  Sekisui House, Ltd. ...............     1,670,216
       700  Toenec Corporation.................         2,533
    54,800  Tokyo Denki Komusho Co., Ltd. .....       192,604
                                                 ------------
                                                    2,026,442
                                                 ------------
ELECTRIC APPLIANCES--14.93%
    82,000  Canon, Inc. .......................     1,557,566
    50,000  Casio Computer Co., Ltd. ..........       319,593
     8,700  Fanuc Ltd. ........................       262,308
    48,000  Fuji Electric Co., Ltd. ...........        84,765
    36,000  Kinseki Ltd. ......................       145,755
    29,400  Kyocera Corporation................     1,304,303
   171,000  Matsushita Electric Industrial Co.,
             Ltd. .............................     2,520,403

  SHARES                                            VALUE
----------                                       ------------
    10,000  Matsushita-Kotobuki Electronics
             Industries, Ltd. .................  $    192,101
    47,000  Nichicon Corporation...............       512,168
    17,500  Sony Corporation...................     1,115,562
     6,000  Star Micronics Co., Ltd. ..........        26,360
     9,000  TDK Corporation ...................       595,426
    97,000  TEC Corporation ...................       242,322
   117,000  Uniden Corporation ................       943,378
                                                 ------------
                                                    9,822,010
                                                 ------------
ELECTRIC POWER & GAS--8.13%
    15,200  Chugoku Electric Power Co.,
             Inc. .............................       286,755
    76,500  Hokkaido Electric Power Co.,
             Inc. .............................     1,252,759
    97,300  Kyushu Electric Power Co., Inc. ...     1,873,330
    76,200  Tokyo Electric Power Co., Inc. ....     1,936,426
                                                 ------------
                                                    5,349,270
                                                 ------------
FOODS--1.29%
    11,000  Chukyo Coca-Cola Bottling Co.,
             Ltd. .............................        94,758
     5,000  Fujicco Co., Ltd. .................        79,037
    10,000  Kirin Brewery Co., Ltd. ...........       109,403
    58,000  Marudai Food Co., Ltd. ............       115,915
    69,000  Nippon Flour Mills Co., Ltd. ......       205,065
       800  Pokka Corporation..................         5,210
    35,000  Yomeishu Seizo Co. Ltd. ...........       241,203
                                                 ------------
                                                      850,591
                                                 ------------
GLASS & CERAMICS PRODUCTS--3.54%
   251,000  Asahi Glass Co., Ltd. .............     1,405,436
    29,000  Danto Corporation..................       107,421
    16,000  Sumitomo Osaka Cement Co., Ltd. ...        30,323

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
GLASS & CERAMICS PRODUCTS (CONCLUDED)
   324,000  Tokai Carbon Co., Ltd. ............  $    787,078
                                                 ------------
                                                    2,330,258
                                                 ------------
IRON & STEEL--0.56%
    91,000  Yodogawa Steel Works, Ltd. ........       364,517
                                                 ------------
LAND TRANSPORTATION--4.13%
       151  East Japan Railway Co. ............       898,833
    63,000  Fukuyama Transporting Co., Ltd. ...       256,157
    71,000  Maruzen Showa Unyu Co., Ltd. ......       113,761
    36,000  Nippon Express Co., Ltd. ..........       203,127
    51,000  Nippon Konpo Unyu Soko Co.,
             Ltd. .............................       325,107
       270  Nishi-Nippon Railroad Co., Ltd. ...           726
   157,000  Seino Transportation Co., Ltd. ....       919,671
                                                 ------------
                                                    2,717,382
                                                 ------------
MACHINERY--6.23%
    18,000  Aida Engineering, Ltd. ............        60,628
    32,000  Amada Sonoike Co., Ltd. ...........        73,050
   142,000  Brother Industries, Ltd. ..........       365,749
    14,000  Daiwa Industries, Ltd. ............        36,180
    78,300  Heiwa Corporation..................       704,858
    26,000  Hisaka Works, Ltd. ................        96,309
   174,000  Kubota Corporation.................       386,717
    10,000  Max Co., Ltd. .....................        82,698
   458,000  Mitsubishi Heavy Industries,
             Ltd. .............................     1,775,423
    18,700  Miura Co., Ltd. ...................       267,407
    48,000  Tsubaki Nakashima Co., Ltd. .......       250,988
                                                 ------------
                                                    4,100,007
                                                 ------------
METAL PRODUCTS--1.19%
   114,000  Komai Tekko Inc. ..................       188,551

  SHARES                                            VALUE
----------                                       ------------
    54,000  Netsuren Company, Ltd. ............  $    106,991
    32,000  Takada Kiko Co., Ltd. .............       105,578
    28,000  Topre Corporation..................       111,677
    15,000  Toyo Seikan Kaisha, Ltd. ..........       270,707
                                                 ------------
                                                      783,504
                                                 ------------
MINING--0.37%
    96,000  Nittetsu Mining Co., Ltd. .........       242,305
                                                 ------------
NONFERROUS METALS--0.64%
   179,000  Dowa Mining Co., Ltd. .............       420,959
                                                 ------------
OTHER PRODUCTS--5.23%
   108,000  Dai Nippon Printing Co., Ltd. .....     1,669,983
    16,900  Nintendo Co., Ltd. ................     1,435,448
    26,000  Toppan Printing Co., Ltd. .........       267,649
     5,500  Tsutsumi Jewelry Co., Ltd. ........        68,700
                                                 ------------
                                                    3,441,780
                                                 ------------
PHARMACEUTICALS--7.97%
    49,000  Daiichi Pharmaceutical Co.,
             Ltd. .............................       820,993
     8,000  Eisai Company, Ltd. ...............       125,977
    22,000  Nippon Shinyaku Co., Ltd. .........        94,379
    31,000  Ono Pharmaceutical Co., Ltd. ......       929,319
    26,000  Sankyo Co., Ltd. ..................       589,051
   182,000  Shionogi & Co., Ltd. ..............     1,346,755
    25,000  Taisho Pharmaceutical Co., Ltd. ...       671,921
    23,000  Yamanouchi Pharmaceutical Co.,
             Ltd. .............................       661,756
                                                 ------------
                                                    5,240,151
                                                 ------------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
PULP & PAPER--2.07%
    65,000  Chuetsu Pulp & Paper Co., Ltd. ....  $    100,788
   164,000  Nippon Paper Industries Co.,
             Ltd. .............................       658,345
   251,000  Rengo Co., Ltd. ...................       508,119
    43,000  Tomoku Co., Ltd. ..................        90,382
                                                 ------------
                                                    1,357,634
                                                 ------------
RETAIL TRADE--5.27%
    22,800  Aoki International Co., Ltd. ......        97,222
    25,000  Heiwado Co., Ltd. .................       151,613
    32,000  Ito-Yokado Co., Ltd. ..............     1,874,488
    16,000  Izumi Co., Ltd. ...................        95,103
    56,000  Kasumi Co., Ltd. ..................       216,117
    48,000  Maruetsu, Inc. ....................       128,182
   117,000  Mycal Corporation .................       567,438
    29,000  Nissho Corporation.................       198,604
    43,000  Seiyo Food Systems Inc. ...........       139,277
                                                 ------------
                                                    3,468,044
                                                 ------------
RUBBER PRODUCTS--2.71%
    28,000  Bando Chemical Industries, Ltd. ...        66,572
    25,000  Bridgestone Corporation............       552,397
   260,000  Mitsuboshi Belting Ltd. ...........       678,641
   196,000  Yokohama Rubber Co., Ltd. .........       484,576
                                                 ------------
                                                    1,782,186
                                                 ------------
SERVICES--0.32%
    29,000  Daiwa Kosho Lease Co., Ltd. .......       112,418

  SHARES                                            VALUE
----------                                       ------------
       310  Nippon Television Network
             Corporation.......................  $     97,071
                                                 ------------
                                                      209,489
                                                 ------------
TEXTILES & APPARELS--2.98%
    35,000  Descente Ltd. .....................        53,969
   144,000  Gunze, Ltd. .......................       352,294
    35,000  Ichikawa Co., Ltd. ................        56,080
   121,000  Nippon Felt Co., Ltd. .............       332,506
     9,000  Onward Kashiyma Co., Ltd. .........       103,502
   156,000  Teijin Ltd. .......................       516,036
    16,000  Toray Industries Inc. .............        74,704
    41,000  Wacoal Corp. ......................       469,036
                                                 ------------
                                                    1,958,127
                                                 ------------
TRANSPORTATION EQUIPMENT--10.69%
    10,200  Exedy Corporation .................        36,113
    14,000  Futaba Industrial Co., Ltd. .......       168,962
    60,000  Honda Motor Co., Ltd. .............     1,809,019
    64,000  Nissan Shatai Co., Ltd. ...........       134,522
    20,000  Toyota Auto Body Co., Ltd. ........       130,939
   197,000  Toyota Motor Corporation...........     4,751,691
                                                 ------------
                                                    7,031,246
                                                 ------------
WAREHOUSING & HARBOR TRANSPORTATION
  SERVICES--2.17%
   332,000  Kamigumi Co., Ltd. ................     1,427,127
                                                 ------------
WHOLESALE TRADE--2.83%
     3,300  Autobacs Seven Co., Ltd. ..........       107,171
    14,000  Inaba Denkisangyo Co., Limited.....       124,460
    37,000  Itochu Fuel Co., Ltd. .............       114,743
    13,000  Mos Food Service, Inc. ............       192,617
    32,000  Nagase & Co., Ltd. ................       124,047

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
WHOLESALE TRADE (CONCLUDED)
    10,000  Ryosan Company.....................  $    158,074
    68,000  Ryoyo Electro Corporation..........       458,078
    33,000  Sangetsu Co., Ltd. ................       409,355
    22,000  Sanshin Electronics Co., Ltd. .....       116,932
    24,000  Suntelephone Co., Ltd. ............        53,754
                                                 ------------
                                                    1,859,231
                                                 ------------
Total Japenese Common Stocks
  (Cost--$73,252,003)..........................    64,986,300
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.17%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
U.S. DOLLAR TIME DEPOSIT--0.17%
      $110  Bank of New York, 3.60% due
             11/2/98...........................  $    110,014
                                                 ------------
Total Short-Term Investments
  (Cost--$110,014).............................
Total Investments--98.98%
  (Cost--$73,362,017)..........................    65,096,314

Other assets less liabilities--1.02%...........       672,787
                                                 ------------

NET ASSETS(Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to
  $6.08 per share)--100.00%....................  $ 65,769,101
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
OCTOBER 31, 1998

-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Electric Appliances................    14.93%
Transportation Equipment...........    10.69
Chemicals..........................     8.96
Electric Power & Gas...............     8.13
Pharmaceuticals....................     7.97
Machinery..........................     6.23
Retail Trade.......................     5.27
Other Products.....................     5.23
Land Transportation................     4.13
Glass & Ceramic Products...........     3.54

TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 1998

-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Toyota Motor Corporation...........     7.22%
Matsushita Electric Industrial Co.,
Ltd. ..............................     3.83
Tokyo Electric Power Co., Inc. ....     2.94
Ito-Yokado Co., Ltd. ..............     2.85
Kyushu Electric Power Co., Inc. ...     2.85
Honda Motor Co., Ltd. .............     2.75
Mitsubishi Heavy Industries,
Ltd. ..............................     2.70
Fuji Photo Film Co., Ltd. .........     2.63
Sekisui House, Ltd. ...............     2.54
Dai Nippon Printing Co., Ltd. .....     2.54

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost-$73,362,017)........................    $  65,096,314
  Cash denominated in foreign currency
   (cost--$509,955)..........................          511,282
  Interest and dividends receivable..........          255,787
  Prepaid expenses...........................           38,170
                                                 -------------
    Total assets.............................       65,901,553
                                                 -------------
LIABILITIES
  Payable to investment manager..............           22,600
  Payable to administrator...................           10,405
  Accrued expenses and other liabilities.....           99,447
                                                 -------------
    Total liabilities........................          132,452
                                                 -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................          108,157
  Paid-in capital in excess of par value.....      109,020,512
  Accumulated net realized loss on
   investments...............................      (35,130,864)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........       (8,228,704)
                                                 -------------
    Net assets applicable to shares
     outstanding.............................    $  65,769,101
                                                 -------------
                                                 -------------
        NET ASSET VALUE PER SHARE............    $        6.08
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $121,159).................................    $     685,463
  Interest...................................            4,038
                                                 -------------
    Total investment income..................          689,501
                                                 -------------
EXPENSES:
  Investment management fee and expenses.....          278,305
  Administration fee.........................          125,459
  Custodian fees and expenses................           81,304
  Reports and notices to shareholders........           64,051
  Audit and tax services.....................           56,922
  Legal fees and expenses....................           43,456
  Directors' fees and expenses...............           37,129
  Insurance expense..........................           25,000
  Transfer agency fee and expenses...........           21,109
  Other......................................           37,933
                                                 -------------
    Total expenses...........................          770,668
                                                 -------------
NET INVESTMENT LOSS..........................          (81,167)
                                                 -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (16,909,841)
  Net realized foreign currency transaction
   losses....................................          (61,203)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................        7,168,164
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................           35,094
                                                 -------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................       (9,767,786)
                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $  (9,848,953)
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE YEARS ENDED
                                                           OCTOBER 31,
                                                 -------------------------------
                                                     1998              1997
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $     (81,167)    $    (122,119)
  Net realized loss on:
    Investments..............................      (16,909,841)      (18,221,023)
    Foreign currency transactions............          (61,203)           (8,371)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........        7,168,164       (12,729,929)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................           35,094            15,064
                                                 -------------     -------------
  Net decrease in net assets resulting from
   operations................................       (9,848,953)      (31,066,378)
                                                 -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............         --              (7,071,290)
                                                 -------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................         --                 178,930
                                                 -------------     -------------
  Net decrease in net assets.................       (9,848,953)      (37,958,738)
NET ASSETS:
  Beginning of year..........................       75,618,054       113,576,792
                                                 -------------     -------------
  End of year................................    $  65,769,101     $  75,618,054
                                                 -------------     -------------
                                                 -------------     -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First Section of the Tokyo Stock Exchange and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement dated July 17, 1992 with Daiwa International Capital Management Corp. (the "Manager"). Daiwa Securities Trust Company ("DSTC" or the "Adviser") acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated July 17, 1992 between the Manager and DSTC. For such investment services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 70% is paid by the Manager to DSTC.

    Brokerage commissions of $72,205 and $37,636 were paid by the Fund to Universal Securities Ltd. (Tokyo) and Daiwa Securities Co, Ltd., respectively, both of which are affiliates of the Manager and DSTC, in connection with portfolio transactions during the year ended October 31, 1998. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 1998, investment management fees and expenses include expenses of $9,515 paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by an employee of the Adviser at meetings of the Fund's Board.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.

    DSTC also acts as custodian for the Fund's assets and has appointed The Sumitomo Bank, Limited to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------
custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the sub-custodian. During the year ended October 31, 1998, DSTC earned $34,344, excluding sub-custodian fees and expenses, as compensation for its custodial services to the Fund.

    At October 31, 1998, the Fund owed $10,405 and $3,365 to DSTC for administration and custodian fees, excluding sub-custodian fees and expenses, respectively.

    During the year ended October 31, 1998, the Fund paid or accrued $43,296, for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 1998 was substantially the same as the cost of securities for financial statement purposes. At October 31, 1998, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $ 8,265,703 was composed of gross appreciation of $3,299,958 for those investments having an excess of value over cost, and gross depreciation of $11,565,661 for those investments having an excess of cost over value. For the year ended October 31, 1998, total aggregate purchases and sales on portfolio securities, excluding short-term securities, were $33,842,327 and $33,569,903 respectively.

    At October 31,1998, the Fund had a capital loss carryover of $35,130,864, of which $18,221,023 expires in the year 2005 and $16,909,841 expires in the year 2006.

    At October 31, 1998, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $61,203 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book/tax differences relating to net realized foreign currency losses and reclassified $142,370 from accumulated net investment loss to paid-in capital in excess of par value relating to a net operating loss for the year ended October 31, 1998.

CAPITAL STOCK

    There are 30,000,000 shares of $0.01 par value common stock authorized. During the year ended October 31, 1997, 19,826 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 10,815,688 shares of the Fund outstanding at October 31, 1998, Daiwa Securities America Inc., an affiliate of the Manager and DSTC, owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                         FOR THE YEARS ENDED OCTOBER 31,
                                                          --------------------------------------------------------------
                                                             1998         1997         1996         1995         1994
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year.....................       $ 6.99       $10.52       $11.47      $ 14.86      $ 14.69
                                                          ----------   ----------   ----------   ----------   ----------
Net investment loss....................................       (0.01)       (0.01)       (0.01)       (0.01)       (0.03)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.........       (0.90)       (2.86)         0.19       (1.90)         1.75
                                                          ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value resulting
 from operations.......................................       (0.91)       (2.87)         0.18       (1.91)         1.72
                                                          ----------   ----------   ----------   ----------   ----------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign
   currency transactions...............................       --           (0.66)       (0.67)       (1.48)       (1.09)
                                                          ----------   ----------   ----------   ----------   ----------
Dilutive effect of rights offering.....................       --           --           (0.43)       --           (0.42)
                                                          ----------   ----------   ----------   ----------   ----------
Offering costs charged to paid-in capital in excess of
 par value.............................................       --           --           (0.03)       --           (0.04)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of year...........................       $ 6.08       $ 6.99       $10.52      $ 11.47      $ 14.86
                                                          ----------   ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------   ----------
Per share market value, end of year....................      $ 6.875      $ 7.375      $10.375     $ 12.875     $ 15.000
                                                          ----------   ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------   ----------
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends+.................       (6.78)%     (23.76)%     (13.55)%      (4.21)%       22.10%
  Based on net asset value at beginning and end of
   year, assuming reinvestment of dividends+...........      (13.02)%     (28.73)%      (1.18)%     (13.86)%       11.88%
Ratios and supplemental data:
  Net assets, end of year (in millions)................      $  65.8      $  75.6      $ 113.6       $ 92.7       $119.6
Ratios to average net assets of:
  Expenses.............................................         1.19%        1.03%        0.90%        0.97%        0.93%
  Net investment loss..................................       (0.13)%      (0.13)%      (0.04)%      (0.07)%      (0.19)%
Portfolio turnover.....................................        52.07%       61.75%       33.89%       28.35%       30.76%
Average commission rate per share......................     $ 0.0155     $ 0.0237     $ 0.0325      N/A          N/A

--------------------------
  + For the years ended October 31, 1996 and 1994, the total investment return includes the benefit of shares resulting from the exercise of rights.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Shareholders
and Board of Directors of
The Japan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 4, 1998

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 4, 1998, the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

    (1) Election of one Class I Director to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000 and two Class II Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2001.

                             NUMBER OF SHARES/VOTES

                              PROXY AUTHORITY
     CLASS I       VOTED FOR     WITHHELD
-----------------  ---------  ---------------
Hideaki Matsuura   8,705,275       231,537


    CLASS II
-----------------
Robert F. Gurnee   8,717,056       219,756
David G. Harmer    8,719,283       217,529

    In addition to the three Directors elected or re-elected at the Meeting, Austin C. Dowling, Martin J. Gruber and Harry M. Markowitz were the other members of the Board who continued to serve as Directors of the Fund.

    (2) To ratify the selection of PricewaterhouseCoopers LLP (formerly, Price Waterhouse LLP) as independent accountants of the Fund for its fiscal year ending October 31, 1998.

                             NUMBER OF SHARES/VOTES

VOTED FOR  VOTED AGAINST  ABSTENTIONS
---------  -------------  -----------
8,693,279      178,725        64,808

--------------------------------------------------------------------------------
TAX INFORMATION

------------------------------------------------------------

    There will be no dividend payments or foreign tax credits with respect to the fiscal years 1997 and 1998.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

----------------------------------------
BOARD OF DIRECTORS
Hideaki Matsuura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
Robert F. Gurnee
David G. Harmer
Harry M. Markowitz
--------------------------------------------
OFFICERS

Harry M. Markowitz
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa International Capital Management Corp.

INVESTMENT ADVISER
Daiwa Securities Trust Company

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PFPC Inc.

LEGAL COUNSEL
Rogers & Wells

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                                OCTOBER 31, 1998

-------------------------

                                     [LOGO]

-------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa International Capital
  Management Corp.
INVESTMENT ADVISER
Daiwa Securities Trust Company